UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2017

LINDBLAD EXPEDITIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02(d) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2017, the Board of Directors (the “Board”) of Lindblad Expeditions Holdings, Inc. (the “Company”) appointed Elliott Bisnow as a Class A director of the Company.

Mr. Bisnow is the Co-founder of Summit, a growing global collective that hosts eclectic events for young social entrepreneurs and leaders across all disciplines, including Jeff Bezos, Reed Hastings, Richard Branson, Bill Clinton, and Eric Schmidt. Started in 2008, Summit’s ideas conference has been called “The Davos of Generation Y," and now includes satellite events across the world. In 2013 Elliott took the concept behind Summit to a new level by acquiring Powder Mountain Resort, with the vision to create a physical space to foster innovation, entrepreneurship, arts and altruism in the form of the largest ski area in America. Recognized by Inc. Magazine as one of "America's Coolest Young Entrepreneurs," Elliott also oversees the Summit Action Fund, which invests in innovative start-ups whose founders are entrepreneurs with strong morals and values. Prior to founding Summit, Elliott co-founded Bisnow Media Corporation, the largest commercial real estate media and events company in North America. He is also the co-founder of the Get Well Soon Tour; and a founding board member of the United Nations Foundation’s Global Entrepreneurs Council.

The Board has determined that Mr. Bisnow is independent under the listing standards of The NASDAQ Capital Market applicable to directors. As a non-employee director, Mr. Bisnow will receive the compensation paid to all non-employee directors of the Company. There are no arrangements between Mr. Bisnow and any other person pursuant to which he was elected to serve as a director, nor are there any transactions in which the Company is a participant in which he has a material interest.

Item 7.01 Regulation FD Disclosure

On December 21, 2017, the Company issued a press release announcing the appointment of Mr. Bisnow to the Board, which is attached as Exhibit 99.1.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 to Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01(d). Financial Statements and Exhibits.

Exhibit 99.1	Press Release of Lindblad Expeditions Holdings, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

December 22, 2017	By:	/s/ Craig I. Felenstein
Craig I. Felenstein, Chief Financial Officer

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